UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 6, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2022, Exelon announced that Calvin Butler will become President and Chief Executive Officer of Exelon Corporation (Exelon) effective December 31, 2022.

On December 6, 2022, Exelon’s Board of Directors approved the following compensation arrangements in connection with Mr. Butler’s new role to be effective December 31, 2022. Mr. Butler will receive an annual base salary of $1,250,000 and an annual incentive plan (AIP) target opportunity of 140% of base salary. Mr. Butler’s 2022 annual incentive award will be pro-rated to reflect his target and salary as then in effect for the portion of time spent in each role he held during 2022. His long-term incentive (LTI) target award will be valued at $8,000,000 beginning with the 2023-2025 three-year award cycle under Exelon’s Long-Term Incentive Plan. LTI awards include performance shares (representing 67% of target value) and restricted stock units (representing 33% of target value), with the performance share payout based on the achievement of pre-established financial performance targets for each three-year performance cycle. Mr. Butler will be provided with the lesser of 100 hours and $300,000 in aggregate incremental cost to Exelon for personal use of Exelon’s corporate aircraft. To facilitate the assumption of his new role, Mr. Butler will be provided with temporary housing in Chicago, Illinois (where Exelon is headquartered) for a period of six months. Mr. Butler remains eligible for benefits similar to those of other Exelon executives, including participation in Exelon’s health, welfare, retirement, relocation, and severance plans.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Carter Culver
Carter Culver
Senior Vice President and Deputy General Counsel
December 9, 2022

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.